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                             ESTOPPEL CERTIFICATE

LEASE DATE:  March 31, 1994

LANDLORD:  Textron Collective Investment Trust

ADDRESS:  1515 West 2200 South #E1, West Valley City, UT  84119

TENANT:  DMCCB, Inc.

LEASE ADDRESS:  1455 West 2200 South, #300, West Valley City, Utah

    As Tenant under the above referenced Lease, the undersigned hereby acknowledges for the benefit of: Lessor, (hereinafter "Lender") that:

1. Tenant has accepted, is satisfied with, and is in full possession of said Premises, including all improvements, additions and alterations thereto required to be made by Landlord under the said Lease.

2. Tenant is currently paying the full rent stipulated in said Lease with no offsets, defenses or claims.

3. To the best of Tenant's knowledge Landlord has not been and is not presently in default under any of the terms, covenants or provisions of said Lease.

4. Landlord has satisfactorily complied with all of the requirements and conditions precedent to the commencement of the term of said Lease as specified in said Lease.

5. The fixed annual rent under said Lease is $120,893.40 for the 11 month period of the first year and no monies have been paid to Landlord more than five (5) days in advance of due date set forth in the Lease described above, except: N/A.

6.   The commencement date of said Lease is May 1, 1994.

     The Lease is for a term of (5) five years.

     Tenant in occupancy and paying rent since:  June 1, 1994.

8. Tenant hereby acknowledges (a) that there have been no modifications or amendments to said Lease other than herein specifically stated, (b) that it has no notice of a prior assignment, hypothecation or pledge of rents or of the Lease, and (c) that notice of the proposed assignment of Landlord's interest in said Lease may be given it in person or by Certified Mail, postage prepaid, at the Premises, with a copy provided to:

              Fingerhut Companies, Inc.
              4400 Baker Road
              Minnetonka, Minnesota 55343
              Attention: General Counsel

TENANT:  DMCCB, Inc.     or at such other address as Lessee shall designate by
       ----------------  written notice.

By:  Richard B Hoffman                    Its  S. VP Credit
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    /s/ Richard B Hoffman
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   Please type or print above signature

Dated  9/19/94
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